UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
___________________________________________________________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 6, 2023
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ICHOR HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)
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Cayman Islands	001-37961	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3185 Laurelview Ct.
Fremont, California 94538
(Address of principal executive offices, including Zip Code)
(510) 897-5200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
___________________________________________________________________________________________________________________________________________________
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001	ICHR	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§ 240.12b‑2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Succession of Chief Financial Officer
On July 10, 2023, Ichor Holdings, Ltd. (the “Company”) announced that Larry Sparks will retire as Chief Financial Officer ("CFO"), effective as of August 30, 2023 (the "Transition Date"). In order to provide for a smooth transition of his role, Mr. Sparks has agreed to remain with the Company for up to six months. The Company also announced that Greg Swyt, currently the Company's Chief Accounting Officer, was appointed by the board of directors of the Company (the "Board") to succeed Mr. Sparks as CFO, effective as of the Transition Date.
Incoming Chief Financial Officer
Mr. Swyt, 62, joined Ichor early last year, after nearly 25 years of financial leadership roles in the semiconductor capital equipment and global electronics technology industries. Prior to joining Ichor as chief accounting officer in January 2022, Mr. Swyt served as CFO of Silvaco Group, Inc., a privately-held provider of EDA tools and semiconductor IP. Mr. Swyt had joined Silvaco in June 2021 after nearly five years at Onto Innovation and its predecessor, Nanometrics Incorporated. Mr. Swyt joined Nanometrics in August 2016 as vice president, finance and corporate controller, and served as CFO on an interim basis from December 2017 through Nanometrics’ merger with Rudolph Technologies in October 2019. He then continued on at Onto Innovation as vice president finance until taking the CFO role at Silvaco. Prior to Nanometrics, Mr. Swyt was managing director of finance and global finance controller at Intevac, Inc. from 2008 until 2016. Previous financial leadership roles included many years serving as finance director at Applied Materials, Inc., as well as stints at Hewlett Packard and 2WIRE. Early in his career, Mr. Swyt spent 12 years serving with the U.S. Navy. He earned both his B.S. in Finance and his Masters in Business Administration from San Jose State University.
There are no arrangements or understandings between Mr. Swyt and any other person pursuant to which Mr. Swyt was appointed as CFO of the Company. Mr. Swyt does not have any family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. The Company is not aware of any related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission) between Mr. Swyt and the Company.
The Company's wholly owned subsidiary, Ichor Systems, Inc., and Mr. Swyt have entered into an “at will” employment offer letter, dated July 6, 2023. Pursuant to the offer letter, Mr. Swyt will receive an annualized base salary of $420,000 and will be eligible to receive an annual discretionary performance bonus for each year he is employed by the Company with a target of 70% of his annualized base salary. Mr. Swyt will also continue to be eligible to participate in the Company’s long-term equity incentive program and to receive discretionary awards thereunder. In addition, Mr. Swyt will receive an initial grant of restricted share units based valued at $1,200,000, of which 25% will vest on the first anniversary of the grant date and the remainder of which will vest in equal quarterly installments over the following three years.
Mr. Swyt will be eligible to participate in the Company’s Select Severance Plan (the “Severance Plan”). Under the terms of the Severance Plan, if Mr. Swyt’s employment is terminated by the Company without “cause” (as defined in the Severance Plan), he will be entitled to receive the following severance benefits: (i) a nine‑month salary continuation; (ii) a pro rata portion (based on the number of days employed during the applicable performance period) of his annual performance bonus for the year in which termination occurs, based on actual results and payable at the time the bonus would otherwise be paid; and (iii) continued health insurance coverage at the active employee rate for a period of up to nine months. Mr. Swyt’s receipt of the severance benefits described in the previous sentence is subject to his execution (and non-revocation) of a release of claims in favor of the Company and his compliance with certain restrictive covenants following termination, including perpetual non-disparagement and confidentiality covenants and a non-solicitation covenant that applies during employment and the term of the applicable severance period.
The foregoing is not a complete description of the parties’ rights and obligations under the employment offer letter and is qualified by reference to the full text and terms of the agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Outgoing Chief Financial Officer
In order to provide for a smooth transition of the CFO role, Mr. Sparks has agreed to remain with the Company for up to six months following the Transition Date in exchange for monthly payments of $10,000.
Compensation of Named Executive Officer
On July 6, 2023, the Human Capital Committee of the Board approved an increase in base salary, from $380,000 to $437,000 annually, for Christopher Smith, the Company's Chief Commercial Officer, effective as of July 3, 2023.
Item 7.01 Regulation FD Disclosure
On July 10, 2023, the Company issued a press release announcing the chief financial officer succession. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
10.1	Offer Letter, dated July 6, 2023, between Ichor Systems, Inc. and Gregory F. Swyt.
99.1	Press Release, date July 10, 2023, announcing the chief financial officer succession.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICHOR HOLDINGS, LTD.

Date: July 10, 2023	/s/ Jeffrey Andreson
Jeffrey Andreson
Chief Executive Officer